EXHIBIT 23.2

                           CONSENT OF ARTHUR ANDERSEN LLP
                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 1997, included or incorporated by reference in ALLTEL Corporation's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



                                           /S/ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN LLP


Little Rock, Arkansas
September 19, 1997

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